UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ALLEGHANY CORPORATION
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Explanatory Note

On March 16, 2020, Alleghany Corporation (“Alleghany”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). On April 24, 2020, Alleghany issued a press release announcing that its Annual Meeting has been adjourned to May 8, 2020 and, in response to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, the Annual Meeting will now be held in a virtual-only format. Alleghany is providing this supplement to broadly disseminate that information.

The information contained in the press release should be read in conjunction with the Proxy Statement.

ALLEGHANY CORPORATION

1411 Broadway, 34th Floor

New York, NY 10018

ALLEGHANY CORPORATION announces ADJOURNment of 2020 Annual Meeting of stockholders TO MAY 8, 2020

NEW YORK, NY, April 24, 2020 – Alleghany Corporation (NYSE:Y) today announced that it has adjourned its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) originally scheduled to be held on April 24, 2020 at 10:00 a.m., Eastern Daylight Time, to May 8, 2020 at 10:00 a.m., Eastern Daylight Time. As previously announced, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations and orders from Federal and New York authorities, the Annual Meeting will be conducted exclusively in a virtual format. Stockholders will not be able to attend the Annual Meeting at a physical location. Alleghany expects to hold future meetings of stockholders in-person, absent extenuating circumstances (including the ongoing impact of COVID-19).

Whether or not stockholders plan to attend the Annual Meeting, Alleghany encourages all stockholders to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials. Alleghany’s proxy materials are currently available at www.edocumentview.com/YAL. Please note that the proxy card included with the previously distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting. If you have already voted, you do not need to vote again.

We have designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure stockholder access and participation. Online access to the Annual Meeting will begin on May 8, 2020 at 9:45 a.m., Eastern Daylight Time. A replay of the Annual Meeting webcast will be available for 30 days after the event at www.alleghany.com in the Events and Presentations section of the website. Information regarding access to the Annual Meeting is set forth below.

Attending the Annual Meeting as a Registered Stockholder of Record

If you were a registered stockholder of record (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare Trust Company, N.A. (“Computershare”)) as of the close of business on March 2, 2020, the record date for the Annual Meeting, you can attend the Annual Meeting by accessing www.meetingcenter.io/214260115 and entering the 15-digit control number on the proxy card you previously received and the meeting password, YAL2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you were not a registered stockholder of record, but held shares through a broker, bank or nominee (i.e., in street name), you will need to obtain a legal proxy from your broker, bank or nominee. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on May 5, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/214260115 and enter your control number and the meeting password, YAL2020.

Voting Shares

If you have not voted your shares in advance of the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site at www.meetingcenter.io/214260115. Beneficial owners can vote during the Annual Meeting only through advance registration for obtaining control numbers from Computershare per the instructions above.

Meeting Rules, Asking Questions and Stockholders of Record List

Beginning 15 minutes prior to, and during the Annual Meeting, you will be able to access the Rules of Conduct applicable to the Annual Meeting, and if you are attending the meeting as a registered stockholder of record or registered beneficial owner, you can submit questions by accessing the Meeting Center site at www.meetingcenter.io/214260115, entering your control number and meeting password, YAL2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “i” icon at the top of the screen. We will hold a Q&A session during the Annual Meeting, during which we intend to answer questions that are pertinent to the items being brought before the stockholder vote at the Annual Meeting, as time permits and in accordance with our Rules of Conduct for the Annual Meeting.

A list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at the Meeting Center site at www.meetingcenter.io/214260115. To view the list for such purposes during the 10 days prior to the Annual Meeting, please contact Investor Relations at 212-508-8116.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a guest” button after entering the Meeting Center site at www.meetingcenter.io/214260115 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

Technical Assistance

We encourage you to access the Meeting Center site in advance of the Annual Meeting start time. If you need technical support after you access the webcast, click the “Help” link in the upper right of the broadcast screen.

About Alleghany Corporation

Alleghany Corporation (NYSE:Y) creates value through owning and supporting its operating subsidiaries and managing investments, anchored by a core position in property and casualty reinsurance and insurance. Alleghany’s property and casualty subsidiaries include: Transatlantic Holdings, Inc., a leading global reinsurer; RSUI Group, Inc., which underwrites wholesale specialty insurance coverages including property, casualty, professional liability and directors’ and officers’ liability; and CapSpecialty, Inc., an underwriter of commercial property, casualty and surety insurance coverages. Alleghany’s subsidiary Alleghany Capital Corporation owns and manages a diverse portfolio of middle market businesses.

For more information, please contact:

Dale James
Alleghany Corporation
212-508-8116